                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                                VALUE PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials              7.6%
Capital Goods               10.5%
Communication Service        3.8%
Consumer Cyclicals          20.4%
Consumer Staples             3.2%
Energy                       3.6%
Financial                   20.3%
Health Care                  7.5%
Technology                  10.4%
Transportation               5.7%
Utilities                    3.2%
Other                        3.8%

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
------------------------------------

                            TOTAL RETURNS
              -----------------------------------------
                             ONE       AVERAGE ANNUAL
                 YTD         YEAR      SINCE INCEPTION
              ----------  ----------  -----------------
PORTFOLIO...      12.16%       4.03%         12.06%
INDEX.......      12.38       22.75          30.39

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                        INDUSTRY        NET ASSETS
-------------------------  ------------------  -------------
General Motors Corp.       Consumer Cyclicals         4.1%
International Business
 Machines Corp.                Technology             3.1
Chase Manhattan Corp.          Financial              3.1
AMR Corp.                    Transporation            2.7
Wasington Mutual, Inc.         Financial              2.7

TOP FIVE SECTORS
                        VALUE     PERCENT OF
SECTOR                  (000)     NET ASSETS
--------------------  ---------  -------------
Consumer Cyclicals    $   7,059        20.4%
Financial                 7,017        20.3
Capital Goods             3,624        10.5
Technology                3,590        10.4
Basic Materials           2,616         7.6

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser to be relatively undervalued based on various measures such as price/ earnings ratios and price/book ratios.

For the six months ended June 30, 1999, the Portfolio had a total return of 12.16% compared to 12.38% for the S&P 500 Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 4.03% compared to 22.75% for the Index. For the period since inception on January 2, 1997 through June 30, 1999, the Portfolio had a total return of 12.06% compared to 30.39% for the Index.

The difficult environment for low price-earnings investing continued early in the new year. Traditional performance attribution reveals both stock selection and sector allocation contributed to the Portfolio's underperformance. Individual holdings in the technology, financial services, and health care sector lagged their Index counterparts. The Portfolio's overweighting in food and tobacco, as well as its considerable underweighting in technology, generated most of the negative sector allocation results.

As difficult as the first quarter was, good stock selection and a large takeover helped the Portfolio handily outperform its investible universe. The Portfolio's total return was much better than that of the low price-earnings universe return of -5.1%. According to our work, which has been confirmed by Sanford Bernstein, the quarter ended March 31, 1999 represented the greatest quarterly spread in two decades for low price-earnings investing. This spread between the two highest price-earnings quintiles of our universe and the two lowest price-earnings quintiles was 1,500 basis points.

Our best performing holdings during the first quarter included First Data, Delta, United HealthCare, General Motors, Chase Manhattan, and Aeroquip-Vickers. Notable laggards included Philip Morris, Avnet, Arrow, Springs Industries, and Healthsouth Corp. In general, our attempt to take more significant positions in stocks with shorter term catalysts for change helped performance in the Portfolio relative to the low price-earnings universe.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

The Portfolio's sector commitments remained fairly consistent with those at year-end. Our largest overweightings remained in the financial, industrial, and consumer durable sectors while the Portfolio continued to underweight consumer services and staples, technology, and telecommunications. During the first quarter, we did take advantage of the buying opportunities in the health care services industry to expand our health care holdings. We added to positions in United HealthCare, Foundation Health, and HEALTHSOUTH. We find many HMO and hospital management stocks to have attractive long-term growth opportunities, stable demand characteristics, positive secular demographics, and compelling valuations at 10 times earnings and 6 times cash flows. The healthcare sector, not too long ago our largest underweighting, became essentially market weighted. New positions in other sectors included Navistar, US West, Coastal, and PECO Energy. Sales from the Portfolio included Dole, Phillips Petroleum, Mallinckrodt, Philip Morris and First Union.

Early in the year, it appeared that the equity markets had gone increasingly "digital." The digital world reduces inputs to streams of 1s or 0s, off or on, with no mention or measurement of degree. Investors seemed to have reduced their opinions about companies and their stock prices to the same level of simplicity. Internet, technology, and mega-cap growth stocks were switched "on" in the equity markets. The few true revenue growth companies absolutely had to be owned by the ever increasingly large cadre of growth investors and indexers. Valuations were irrelevant in this new digital investment world. Most other sectors of the market were deemed "off." Conceptually unappealing sectors such as small- and mid-caps and economically sensitive companies of every size remained ignored irrespective of fundamentals or valuations.

Stock valuations in the broad market continued to reflect investor apathy. The price-earnings ratio of the average company, as defined by the Russell 1000 equally weighted price-earnings ratio, was 16 times 1999 estimated profits at the end of the first quarter. This appeared quite attractive in a low inflation, low interest rate environment. Growth rates appeared to be under pressure for many companies, especially those small and mid- sized, industrial and commodity businesses. But this was likely the result of a temporary slowdown in domestic industrial production combined with recessions in many other parts of the world. Eventually, we felt that economies abroad would stabilize and recover and the U.S. inventory reduction in the industrial sector would subside. Continued healthy domestic demand combined with recovering foreign economies would accelerate revenue and profit growth for many economically sensitive companies. For these reasons, we remained fully invested in low price-earnings value stocks.

The second quarter of 1999 represented an excellent quarter for value and low price-earnings investing. The Portfolio returned 13.70% for the quarter compared to 7.05% for the S&P 500. The months of April and May were particularly strong for our style although June did show some rotation back to mega-cap growth stocks. Conventional performance attribution versus the S&P 500 reveals that stock selection generated the vast majority of the Portfolio's outperformance. Our individual holdings in healthcare, technology, and heavy industry performed extremely well during the quarter. Our sector selection contributed very modestly to relative performance with positive contributions from overweightings in cyclicals and underweightings in defensive growth and negative contributions from underweighting technology, energy, and telephone services.

The most important aspect of the second quarter was the market's significant rotation towards the low price-earnings, value style of investing. For the first time in recent years, the trend of mega-cap growth outperfomance was broken. Generally, everything that had suffered over the past 18 months recovered: large outperformed mega cap, cyclical outperformed defensive, value outperformed growth and low price-earnings outperformed high price-earnings. Some of the fundamental factors contributing to the significant psychological change in investor sentiment include rising interest and inflation rates, a steepening of the U.S. yield curve, accelerating growth rates and a broadening of positive estimate revisions for U.S. companies, and, finally, meaningful recoveries in many foreign economies.

The Portfolio's characteristics demonstrate its commitment to low valuation stocks. The current price-earnings ratio for the Portfolio is 13 times next four quarter earnings compared to 25 times for the S&P 500. Our price-sales ratio of
 .68 compares to 2.20 for the S&P 500.

Our outlook towards the equity market remains one that is cautiously optimistic: cautious towards many fairly valued or still expensive sectors, but optimistic that the current broadening of the market can continue to generate acceptable returns for good companies with attractive valuations. We recognize that the July-October period has produced a volatile equity market for each of the past 3 years, and we would not be surprised to see 1999 act similarly. Nevertheless, the combination of a still healthy U.S. economy with a global healing now in process, and a Federal Reserve that does not appear hostile to the economy or financial markets, may cause the market to continue to generate acceptable results from equities. Our hope remains that the better returns will accrue to the value style that has performed so well historically, purchasing reasonable companies at large valuation discounts.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCK (96.2%)
  BASIC MATERIALS (7.6%)
    CHEMICALS (2.3%)
      5,900   Air Products and Chemicals, Inc..................  $   238
     15,900   IMC Global, Inc..................................      280
      6,600   Rohm & Haas Co...................................      283
                                                                 -------
                                                                     801
                                                                 -------
    CHEMICALS (DIVERSIFIED) (0.8%)
     13,300   Solutia, Inc.....................................      283
                                                                 -------
    CHEMICALS (SPECIALTY) (3.8%)
        700   Eastman Chemical Co..............................       36
     21,400   Engelhard Corp...................................      484
     16,900   Lubrizol Corp....................................      461
  (a)17,200   W.R. Grace & Co..................................      316
                                                                 -------
                                                                   1,297
                                                                 -------
    IRON & STEEL (0.7%)
     10,400   Ryerson Tull, Inc................................      235
                                                                 -------
  TOTAL BASIC MATERIALS........................................    2,616
                                                                 -------
  CAPITAL GOODS (10.5%)
    MACHINERY (DIVERSIFIED) (7.0%)
     10,500   Case Corp........................................      505
     16,200   Cummins Engine Co., Inc..........................      926
      4,100   Eaton Corp.......................................      377
   (a)6,200   Navistar International Corp......................      310
      4,700   Tecumseh Products Co., Class A...................      285
                                                                 -------
                                                                   2,403
                                                                 -------
    MANUFACTURING (DIVERSIFIED) (1.2%)
   (a)6,200   FMC Corp.........................................      424
                                                                 -------
    MANUFACTURING (SPECIALIZED) (1.4%)
     10,750   Parker-Hannifin Corp.............................      492
                                                                 -------
    METAL FABRICATORS (0.6%)
      6,600   Kennametal, Inc..................................      204
                                                                 -------
    OFFICE EQUIPMENT & SUPPLIES (0.3%)
      3,300   Standard Register Co.............................      101
                                                                 -------
  TOTAL CAPITAL GOODS..........................................    3,624
                                                                 -------
  COMMUNICATION SERVICES (3.8%)
    TELEPHONE (3.8%)
      8,200   Bell Atlantic Corp...............................      536
      4,900   GTE Corp.........................................      371
      7,000   US West Inc......................................      412
                                                                 -------
                                                                   1,319
                                                                 -------
  CONSUMER CYCLICALS (20.4%)
    AUTO PARTS & EQUIPMENT (3.2%)
     10,800   Dana Corp........................................      497
      2,700   Goodyear Tire & Rubber Co........................      159
      8,400   TRW, Inc.........................................      461
                                                                 -------
                                                                   1,117
                                                                 -------

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
    AUTOMOBILES (6.6%)
     15,500   Ford Motor Co....................................  $   875
     21,500   General Motors Corp..............................    1,419
                                                                 -------
                                                                   2,294
                                                                 -------
    BUILDING MATERIALS (1.5%)
     14,200   Owens Corning....................................      488
                                                                 -------
    HOUSEHOLD FURNISHINGS & APPLIANCES (1.0%)
      4,500   Whirlpool Corp...................................      333
                                                                 -------
    RETAIL (DEPARTMENT STORES) (0.7%)
      7,300   Dillard's, Inc., Class A.........................      256
                                                                 -------
    RETAIL (GENERAL MERCHANDISE) (0.9%)
     (a)100   Consolidated Stores Corp.........................        3
      6,600   Sears, Roebuck & Co..............................      294
                                                                 -------
                                                                     297
                                                                 -------
    RETAIL (SPECIALTY/APPAREL)(1.1%)
  (a)19,100   Toys 'R' Us, Inc.................................      395
                                                                 -------
    SERVICES (COMMERCIAL & CONSUMER) (1.0%)
     18,600   Service Corp. International......................      358
                                                                 -------
    TEXTILES (APPAREL) (3.7%)
     15,400   Liz Claiborne, Inc...............................      562
     16,900   V.F. Corp........................................      723
                                                                 -------
                                                                   1,285
                                                                 -------
    TEXTILES (HOME FURNISHINGS) (0.7%)
      5,400   Springs Industries, Inc., Class A................      236
                                                                 -------
  TOTAL CONSUMER CYCLICALS.....................................    7,059
                                                                 -------
  CONSUMER STAPLES (3.2%)
    FOODS (1.3%)
      7,700   IBP, Inc.........................................      183
     13,600   Universal Foods Corp.............................      287
                                                                 -------
                                                                     470
                                                                 -------
    SERVICES (EMPLOYMENT) (0.3%)
     17,100   Olsten Corp......................................      108
                                                                 -------
    TOBACCO (1.6%)
  (a)21,100   Nabisco Group Holdings Corp......................      413
   (a)4,133   R.J. Reynolds Tobacco Holdings...................      130
                                                                 -------
                                                                     543
                                                                 -------
  TOTAL CONSUMER STAPLES.......................................    1,121
                                                                 -------
  ENERGY (3.6%)
    OIL & GAS (DRILLING) (1.8%)
  (a)19,200   Nabors Industries, Inc...........................      469
      6,500   Transocean Offshore, Inc.........................      171
                                                                 -------
                                                                     640
                                                                 -------
    OIL & GAS (REFINING & MARKETING) (1.8%)
      3,600   PECO Energy Co...................................      151
      5,900   Tosco Corp.......................................      153
     14,000   Ultramar Diamond Shamrock Corp...................      305
                                                                 -------
                                                                     609
                                                                 -------
  TOTAL ENERGY.................................................    1,249
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
  FINANCIAL (20.3%)
    BANKS (MAJOR REGIONAL) (8.2%)
      8,200   Bank of America Corp.............................  $   601
      8,100   Bank One Corp....................................      482
      4,400   BankBoston Corp..................................      225
      5,450   First Union Corp.................................      256
      9,800   Key Corp.........................................      315
     11,900   PNC Bank Corp....................................      686
      7,800   UnionBanCal Corp.................................      282
                                                                 -------
                                                                   2,847
                                                                 -------
    BANKS (MONEY CENTER) (3.1%)
     12,300   Chase Manhattan Corp.............................    1,065
                                                                 -------
    INSURANCE (LIFE & HEALTH) (1.2%)
      9,500   ReliaStar Financial Corp.........................      416
                                                                 -------
    INSURANCE (MULTI-LINE) (2.1%)
      3,200   American General Corp............................      241
      8,100   Hartford Financial Services Group, Inc...........      472
                                                                 -------
                                                                     713
                                                                 -------
    INSURANCE (PROPERTY - CASUALTY) (3.0%)
      6,000   Ace Ltd..........................................      170
     12,500   Allstate Corp....................................      448
      7,200   Everest Reinsurance Holdings, Inc................      235
     10,450   Old Republic International Corp..................      181
        200   Transatlantic Holdings, Inc......................       15
                                                                 -------
                                                                   1,049
                                                                 -------
    SAVINGS & LOANS (2.7%)
     26,200   Washington Mutual, Inc...........................      927
                                                                 -------
  TOTAL FINANCIAL..............................................    7,017
                                                                 -------
  HEALTH CARE (7.5%)
    HEALTH CARE (DIVERSIFIED) (0.7%)
      2,900   CIGNA Corp.......................................      258
                                                                 -------
    HEALTH CARE (HOSPITAL MANAGEMENT) (1.8%)
      8,400   Columbia/HCA Healthcare Corp.....................      192
     (a)537   LifePoint Hospitals, Inc.........................        7
  (a)21,900   Tenet Healthcare Corp............................      406
     (a)537   Triad Hospitals, Inc.............................        7
                                                                 -------
                                                                     612
                                                                 -------
    HEALTH CARE (LONG-TERM CARE) (2.3%)
  (a)53,300   HEALTHSOUTH Rehabilitation Corp..................      796
                                                                 -------
    HEALTH CARE (MANAGED CARE) (1.7%)
  (a)10,570   Foundation Health Systems, Inc., Class A.........      159
      7,000   United HealthCare Corp...........................      438
                                                                 -------
                                                                     597
                                                                 -------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.0%)
      6,800   Beckman Coulter, Inc.............................      331
                                                                 -------
  TOTAL HEALTH CARE............................................    2,594
                                                                 -------
                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------
  TECHNOLOGY (10.4%)
    COMPUTERS (HARDWARE) (5.1%)
      8,300   International Business Machines Corp.............  $ 1,073
  (a)28,600   Quantum Corp.....................................      690
                                                                 -------
                                                                   1,763
                                                                 -------
    COMPUTERS (SOFTWARE & SERVICES) (1.8%)
     12,700   First Data Corp..................................      621
                                                                 -------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (1.5%)
  (a)12,300   Arrow Electronics, Inc...........................      234
      5,800   Avnet, Inc.......................................      269
                                                                 -------
                                                                     503
                                                                 -------
    ELECTRONICS (INSTRUMENTATION) (1.0%)
     11,450   Tektronix, Inc...................................      346
                                                                 -------
    ELECTRONICS (SEMICONDUCTORS) (1.0%)
      6,000   Intel Corp.......................................      357
                                                                 -------
  TOTAL TECHNOLOGY.............................................    3,590
                                                                 -------
  TRANSPORTATION (5.7%)
    AIR FREIGHT (0.4%)
      3,700   CNF Transportation, Inc..........................      142
                                                                 -------
    AIRLINES (4.2%)
  (a)13,900   AMR Corp.........................................      949
      8,700   Delta Air Lines, Inc.............................      501
                                                                 -------
                                                                   1,450
                                                                 -------
    RAILROADS (0.5%)
      5,400   Burlington Northern Santa Fe, Inc................      167
                                                                 -------
    TRUCKERS (0.6%)
      8,100   Ryder Systems, Inc...............................      211
                                                                 -------
  TOTAL TRANSPORTATION.........................................    1,970
                                                                 -------
  UTILITIES (3.2%)
    ELECTRIC COMPANIES (2.8%)
      2,300   Cinergy Corp.....................................       73
        100   CMP Group, Inc...................................        3
      5,200   DTE Energy Co....................................      208
      2,817   Duke Energy Corp.................................      153
      5,300   Entergy Corp.....................................      166
      4,500   GPU, Inc.........................................      190
      6,700   Southern Co......................................      177
                                                                 -------
                                                                     970
                                                                 -------
    NATURAL GAS (0.4%)
      3,200   Coastal Corp.....................................      128
                                                                 -------
  TOTAL UTILITIES..............................................    1,098
                                                                 -------
TOTAL COMMON STOCK (COST $30,797)..............................   33,257
                                                                 -------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (6.7%)
  REPURCHASE AGREEMENT (6.7%)
     $2,299   Chase Securities, Inc. 4.55%, dated 6/30/99, due
                7/1/99, to be repurchased at $2,299,
                collateralized by U.S. Treasury Notes, 11.125%,
                due 8/15/03, valued at $2,364
                (COST $2,299)..................................  $ 2,299
                                                                 -------
TOTAL INVESTMENTS (102.9%) (COST $33,096)......................   35,556
                                                                 -------

OTHER ASSETS (0.9%)
  Cash.......................................  $   65
  Receivable for Investments Sold............     207
  Dividends Receivable.......................      26
  Receivable for Portfolio Shares Sold.......      11       309
                                               ------
LIABILITIES (-3.8%)
  Payable for Investments Purchased..........  (1,234)
  Payable for Portfolio Shares Redeemed......     (24)
  Investment Advisory Fees Payable...........     (14)
  Administrative Fees Payable................      (8)
  Professional Fees Payable..................      (6)
  Custodian Fees Payable.....................      (5)
  Other Liabilities..........................     (12)   (1,303)
                                               ------  --------

NET ASSETS (100%)....................................  $ 34,562
                                                       --------
                                                       --------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,776,216 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).............  $  12.45
                                                       --------
                                                       --------

                                                         AMOUNT
                                                          (000)
---------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital......................................  $31,884
Undistributed Net Investment Income..................      191
Accumulated Net Realized Gain........................       27
Unrealized Appreciation on Investments...............    2,460
                                                       --------

NET ASSETS...........................................  $34,562
                                                       --------
                                                       --------

----------------------------------------------------------------
(a) - Non-income producing security
----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  33,096    $   3,700       $  (1,240)      $   2,460

----------------------------------------------------------------
For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $18,760,000 and $6,207,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.

----------------------------------------------------------------
Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes, net capital losses of approximately $150,000.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                    SIX MONTHS
                                                                         ENDED
                                                                 JUNE 30, 1999
                                                                   (UNAUDITED)
                                                                         (000)
------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                        $  250
  Interest                                                             60
                                                                   ------
    Total Income                                                      310
                                                                   ------
EXPENSES:
  Investment Advisory Fees                                             80
  Less: Fees Waived                                                   (46)
                                                                   ------
  Net Investment Advisory Fees                                         34
  Administrative Fees                                                  40
  Shareholder Reports                                                  24
  Professional Fees                                                    17
  Custodian Fees                                                        6
  Directors' Fees and Expenses                                          1
  Other                                                                 2
                                                                   ------
    Net Expenses                                                      124
                                                                   ------
Net Investment Income                                                 186
                                                                   ------
NET REALIZED GAIN ON:
  Investments Sold                                                    188
                                                                   ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                       3,105
                                                                   ------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                         3,293
                                                                   ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $3,479
                                                                   ------
                                                                   ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                SIX MONTHS
                                                     ENDED          YEAR ENDED
                                             JUNE 30, 1999        DECEMBER 31,
                                               (UNAUDITED)                1998
                                                     (000)               (000)
------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $   186             $   288
  Net Realized Gain                                188                 301
  Change in Unrealized
    Appreciation/Depreciation                    3,105              (1,152)
                                               -------             -------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                    3,479                (563)
                                               -------             -------
DISTRIBUTIONS:
  Net Investment Income                             --                (283)
  Net Realized Gain                                 --                (299)
  In Excess of Net Realized Gain                    --                (161)
                                               -------             -------
  Total Distributions                               --                (743)
                                               -------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                      9,767              18,370
 Distributions Reinvested                           --                 743
 Redeemed                                       (4,774)             (6,381)
                                               -------             -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions               4,993              12,732
                                               -------             -------
 Total Increase in Net Assets                    8,472              11,426
NET ASSETS:
  Beginning of Period                           26,090              14,664
                                               -------             -------
  End of Period (Including undistributed
    net investment income of $191 and
    $5, respectively)                          $34,562             $26,090
                                               -------             -------
                                               -------             -------
------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                            842               1,584
      Shares Issued on Distributions
       Reinvested                                   --                  68
      Shares Redeemed                             (416)               (547)
                                               -------             -------
    Net Increase in Capital Shares
  Outstanding                                      426               1,105
                                               -------             -------
                                               -------             -------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                                     PERIOD FROM
                                        SIX MONTHS ENDED          YEAR ENDED    JANUARY 2, 1997*
                                           JUNE 30, 1999        DECEMBER 31,     TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)              1998++                1997
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 11.10             $ 11.78             $ 10.00
                                              -------             -------             -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.10                0.19                0.10
  Net Realized and Unrealized Gain
    (Loss)                                       1.25               (0.45)               1.99
                                              -------             -------             -------
  Total From Investment Operations               1.35               (0.26)               2.09
                                              -------             -------             -------
DISTRIBUTIONS
  Net Investment Income                            --               (0.16)              (0.10)
  In Excess of Net Investment Income               --                  --                0.00+
  Net Realized Gain                                --               (0.17)              (0.21)
  In Excess of Net Realized Gain                   --               (0.09)               0.00+
                                              -------             -------             -------
  Total Distributions                              --               (0.42)              (0.31)
                                              -------             -------             -------
NET ASSET VALUE, END OF PERIOD                $ 12.45             $ 11.10             $ 11.78
                                              -------             -------             -------
                                              -------             -------             -------
TOTAL RETURN                                    12.16%              (2.13)%             20.98%
                                              -------             -------             -------
                                              -------             -------             -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $34,562             $26,090             $14,664
Ratio of Expenses to Average Net
  Assets                                         0.85%**             0.85%               0.85%**
Ratio of Net Investment Income to
  Average Net Assets                             1.27%**             1.57%               1.70%**
Portfolio Turnover Rate                            24%                 45%                 34%
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                    $  0.02             $  0.05             $  0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                 1.16%**             1.32%               1.87%**
  Net Investment Income to Average
    Net Assets                                   0.96%**             1.10%               0.68%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                  FROM             MORE
                FIRST        $500 MILLION TO       THAN
PORTFOLIO   $500 MILLION       $1 BILLION       $1 BILLION
---------  ---------------  -----------------  -------------
  Value           0.55%             0.50%            0.45%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management Inc. (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment Management
 Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.